Exhibit 10.1

***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(c) and Rule 24b-2 of the
Securities Exchange Act of 1934, as amended.

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made effective as of August 6, 2018 (the “Third Amendment Date”) by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (in its individual capacity, “Oxford”; and in its capacity as Collateral Agent, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) from time to time including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”) and REGULUS THERAPEUTICS INC., a Delaware corporation with offices located at 10614 Science Center Dr., San Diego, California 92121 (“Borrower”).
WHEREAS, Collateral Agent, Borrower and Lenders party thereto from time to time have entered into that certain Loan and Security Agreement, dated as of June 17, 2016 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof;
WHEREAS, Borrower, Lenders and Collateral Agent desire to amend certain provisions of the Loan Agreement as provided herein and subject to the terms and conditions set forth herein; and
NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Collateral Agent hereby agree as follows:

1.	Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement.

2.
Borrower hereby reaffirms the security interest granted by Borrower previously in Section 4.1 of the Loan Agreement with respect to the Collateral (prior to the date hereof) and hereby grants Collateral Agent, for the ratable benefit of the Lenders, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Collateral Agent, for the ratable benefit of the Lenders, such part of the Collateral that was not pledged previously or in which security interest was not granted prior to the Third Amendment Date, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. Furthermore, Borrower hereby authorizes Collateral Agent to file financing statements or take any other action required to perfect Collateral Agent’s security interests in the Collateral, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Collateral Agent’s interest or rights under the Loan Documents, including a notice that any disposition of the Collateral, except to the extent permitted by the terms of this Amendment, by Borrower, or any other Person, shall be deemed to violate the rights of Collateral Agent under the Code.

3.	Section 2.2(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(b)    Repayment. Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Funding Date of each Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Funding Date of each Term Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the last day of the calendar month during which the Funding Date occurs. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section

2.3(a), and (3) a repayment schedule with respect to the Term Loans equal to (A) twenty-four (24) months. All unpaid principal and accrued and unpaid interest with respect to each Term Loan is due and payable in full on the Maturity Date. Each Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d). Notwithstanding the foregoing, Borrower shall make monthly payments of interest only commencing on August 1, 2018, and continuing on the Payment Date of each successive two (2) months thereafter through and including the October 1, 2018. Thereafter, Borrower will resume making consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender in accordance with this Section 2.2(b).

4.	Section 2.2(d) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(d)    Permitted Prepayment of Term Loans.

(i)
Borrower shall have the option to prepay all, but not less than all, of the Term Loans advanced by the Lenders under this Agreement, provided Borrower (i) provides written notice to Collateral Agent of its election to prepay the Term Loans at least ten (10) days prior to such prepayment, and (ii) pays to the Lenders on the date of such prepayment, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of (A) all outstanding principal of the Term Loans plus accrued and unpaid interest thereon through the prepayment date, (B) the Final Payment, (C) the Prepayment Fee, plus (D) all other Obligations that are due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts.

(ii)
Notwithstanding anything herein to the contrary, Borrower shall also have the option to prepay part of Term Loans advanced by the Lenders under this Agreement on or before November 1, 2018, provided Borrower (i) provides written notice to Collateral Agent of its election to prepay the Term Loans at least ten (10) days prior to such prepayment, (ii) prepays such part of the Term Loans as would reduce the aggregate principal amount of the Term Loans then outstanding to Ten Million Dollars ($10,000,000.00) or less, and (iii) pays to the Lenders on the date of such prepayment, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of (A) the portion of outstanding principal of such Term Loans plus all accrued and unpaid interest thereon through the prepayment date, (B) the applicable Final Payment, and and (C) all other Obligations that are then due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts. For the purposes of clarity, any partial prepayment shall be applied pro-rata to all outstanding amounts under each Term Loan, and shall be applied pro-rata within each Term Loan tranche to reduce amortization payments under Section 2.2(b) on a pro-rata basis.

5.
Section 2.5 of the Loan Agreement is hereby amended by deleting the word “and” immediately following Section 2.5(f), replacing “.” at the end of Section 2.5(f) with “; and” and adding Section 2.5(g) thereto as follows:

(g)    Third Amendment Fee. A fully earned and non-refundable third amendment fee in the amount of Twenty Five Thousand Dollars ($25,000.00), which shall become due and payable upon the earlier of: (i) the Maturity Date, (ii) the acceleration of any Term Loan, or (iii) the prepayment of a Term Loan pursuant to Section 2.2(c) or (d).

6.	Section 5.2(d) of the Loan Agreement is hereby amended and restated as follows:

(d)    Borrower and each of its Subsidiaries is the sole owner of the Intellectual Property each respectively purports to own, free and clear of all Liens other than Permitted Liens. (i) Each of Borrower’s and its Subsidiaries’ Copyrights, Trademarks and issued Patents material to their business are valid and enforceable and no part of Borrower’s or its Subsidiaries’ Intellectual Property has been judged invalid or unenforceable, in whole or in part, and (ii) to the best of Borrower’s knowledge, no claim has been made that any part of the Intellectual Property or any practice by Borrower or its Subsidiaries violates the rights of any third party except to the extent such claim could not reasonably be expected to have a Material Adverse Change. Except as noted on the Perfection Certificates or the exhibits to the Third Amendment, neither Borrower nor any of its Subsidiaries is a party to, nor is bound by, any material license or other material agreement with respect to which Borrower or such Subsidiary is the licensee that (i) prohibits or otherwise restricts Borrower or its Subsidiaries from granting a security interest in Borrower’s or such Subsidiaries’ interest in such material license or material agreement or any other property except for customary anti-assignment provisions, or (ii) for which a default under or termination of could interfere with Collateral Agent’s or any Lender’s right to sell any Collateral. Borrower shall provide written notice to Collateral Agent and each Lender within ten (10) days of Borrower or any of its Subsidiaries entering into or becoming bound by any material license or material agreement with respect to which Borrower or any Subsidiary is the licensee (other than over the counter software that is commercially available to the public).

7.	Section 6.2(a)(viii) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(viii)    prompt notice of (A) any material change in the composition of the Intellectual Property, (B) the registration of any copyright, including any subsequent ownership right of Borrower or any of its Subsidiaries in or to any copyright, patent or trademark, including a copy of any such registration, and (C) any event that could reasonably be expected to materially and adversely affect the value of the Intellectual Property;

8.	Section 6.7 of the Loan Agreement is hereby amended and restated in its entirety as follows:

6.7    Protection of Intellectual Property Rights. Borrower and each of its Subsidiaries shall: (a) use commercially reasonable efforts to protect, defend and maintain the validity and enforceability of its Intellectual Property that is material to Borrower’s business; (b) promptly advise Collateral Agent in writing of material infringement by a third party of its Intellectual Property; and (c) not allow any Intellectual Property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Collateral Agent’s prior written consent. If Borrower or any of its Subsidiaries (i) obtains any patent, registered trademark or servicemark, registered copyright, registered mask work, or any pending application for any of the foregoing, whether as owner, licensee or otherwise, or (ii) applies for any patent or the registration of any trademark or servicemark, then Borrower or such Subsidiary shall substantially contemporaneously provide written notice thereof to Collateral Agent and each Lender and shall execute such intellectual property security agreements and other documents and take such other actions as Collateral Agent shall reasonably request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Collateral Agent, for the ratable benefit of the Lenders, in such property. If Borrower or any of its Subsidiaries decides to register any copyrights or mask works in the United States Copyright Office, Borrower or such Subsidiary shall: (x) provide Collateral Agent and each Lender with at least ten (10) days prior written notice of Borrower’s or such Subsidiary’s intent to register such copyrights or mask works together with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto); (y) execute an intellectual property security agreement and such other documents and take such other actions as Collateral Agent may reasonably request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Collateral Agent, for the ratable benefit of the Lenders, in the copyrights or mask works intended to be registered with the United States Copyright Office; and (z) record such intellectual property security agreement with the United States Copyright Office contemporaneously with filing the copyright or mask work application(s) with the United States Copyright Office. Borrower or such Subsidiary shall promptly provide to Collateral Agent and each Lender with evidence of the recording of the intellectual property security agreement necessary for Collateral Agent to perfect and maintain a first priority perfected security interest in such property.

9.	The following new Section 7.12 is hereby added to the Loan Agreement:

7.12    Cash Covenant. Fail to maintain at all times cash in a Collateral Account subject to a Control Agreement in favor of Collateral Agent, an amount equal to One Hundred Ten Percent (110%) of the Cash Out Principal Loan Balance. In the monthly Compliance Certificate that Borrower is obligated to provide under Section 6.2(b), Borrower shall set forth the calculation of the Cash Out Principal Loan Balance and Cash Out Date. Borrower shall no longer be required to comply with the provisions of this Section 7.12 if the aggregate outstanding principal balance of the Term Loans is equal to or less than $10,000,000 on or before November 1, 2018.

10.	Section 13.1 of the Loan Agreement is hereby amended by adding the following definitions thereto in alphabetical order:

“Cash Out Date” is at any given time, the date on which Borrower’s then held cash reserves would first be completely exhausted assuming a continuing cash burn equal to the Operative Monthly Cash Burn (and accounting for making all of the interest and principal payments on the Term Loans during the period starting from the date on which the Cash Out Date is being calculated through the Cash Out Date). Cash Out Date shall be calculated at the end of each month.

“Cash Out Principal Loan Balance” is at any given time, the aggregate principal amount of the Term Loans that would be outstanding on the Cash Out Date.

“Third Amendment Date” means August 6, 2018.

“IP Agreement” is that certain Intellectual Property Security Agreement entered into by and between Borrower and Collateral Agent dated as of the Third Amendment Date, as such may be amended from time to time.

“Operative Monthly Cash Burn” is (i) at any given time on or prior to September 30, 2018, equal to (A) Projected Monthly Cash Burn, if at such time the Past Actual Monthly Cash Burn is not greater than or equal to 120% of the Projected Trailing Monthly Cash Burn or (B) Past Actual Monthly Cash Burn, if at such time the Past Actual Monthly Cash Burn is greater than 120% of the Projected Trailing Monthly Cash Burn, and (ii) at any given time on are after October 1, 2018, equal to (A) Projected Monthly Cash Burn, if at such time the Past Actual Monthly Cash Burn is not greater than or equal to 115% of the Projected Trailing Monthly Cash Burn or (B) Past Actual Monthly Cash Burn, if at such time the Past Actual Monthly Cash Burn is greater than 115% of the Projected Trailing Monthly Cash Burn.

“Past Actual Monthly Cash Burn” is, at any given time, the average monthly cash burn over the immediately preceding three-month period.

“Projected Monthly Cash Burn” is, at any given time, the projected average monthly cash burn through the Cash Out Date as reflected in the then applicable Annual Projections.

“Projected Trailing Monthly Cash Burn” is, at any given time, the projected average monthly cash burn as reflected in the then applicable Annual Projections for the immediately preceding three-month period.

11.	Section 13.1 of the Loan Agreement is hereby amended by amending and restating the following definition therein as follows:

“Loan Documents” are, collectively, this Agreement, the Perfection Certificates, each Compliance Certificate, each Disbursement Letter, the IP Agreement, any subordination agreements, any note, or notes or guaranties executed by Borrower or any other Person, and any other present or future agreement entered into by Borrower, any Guarantor or any other Person for the benefit of the Lenders and Collateral Agent in connection with this Agreement; all as amended, restated, or otherwise modified.

12.	Section 13.1 of the Loan Agreement is hereby further amended by deleting therefrom the definition of Equity Event.

13.	Exhibit A to the Loan Agreement is hereby amended and restated in its entirety as set forth on Exhibit A hereto.

14.	Borrower hereby represents and warrants that a complete and accurate list of its Intellectual Property as of the Third Amendment Date is attached hereto as Exhibit B.

15.	The form of the Compliance Certificate (Exhibit C to the Loan Agreement) is hereby amended and restated as set forth on Exhibit C attached hereto.

16.	The Amortization Table attached to the Disbursement Letter dated as of the Effective Date is hereby amended and restated as set forth on the Amortization Table attached as Exhibit D hereto.

17.	Limitation of Amendment.

a.
The amendments and consents set forth above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Lenders or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby.

b.
This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

18.	To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

a.
Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

b.	Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

c.
The organizational documents of Borrower delivered to Collateral Agent on the Effective Date, and updated pursuant to subsequent deliveries by the Borrower to the Collateral Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

d.
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (i) any law or regulation binding on or affecting Borrower, (ii) any contractual restriction with a Person binding on Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower;

e.
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made;

f.
This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

g.
The Borrower hereby remises, releases, acquits, satisfies and forever discharges the Lenders and Collateral Agent, their agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Lenders and Collateral Agent (“Releasees”), of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Releasees, for, upon or by reason of any matter, cause or thing whatsoever relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof through the date hereof. Without limiting the generality of the foregoing, the Borrower waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including the rights to contest: (a) the right of Collateral Agent and each Lender to exercise its rights and remedies described in the Loan Documents; (b) any provision of this Amendment or the Loan Documents; or (c) any conduct of the Lenders or other Releasees relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof.

19.
Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.

20.
Borrower agrees to promptly pay (but in no event in less than 5 Business Days of invoice date) all unpaid Lenders’ Expenses incurred through the date hereof, which may be debited (or ACH’d) from any of Borrower’s accounts.

21.
This Amendment shall be deemed effective as of the Third Amendment Date upon (a) the due execution and delivery to Collateral Agent of this Amendment by each party hereto and the execution and delivery by Borrower of the IP Agreement.

22.	This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.

23.	This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

[Balance of Page Intentionally Left Blank - Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Loan and Security Agreement to be executed as of the date first set forth above.

BORROWER:

REGULUS THERAPEUTICS INC.

By /s/ Daniel Chevallard
Name: Daniel Chevallard
Title: Chief Financial Officer

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By /s/ Colette H. Featherly
Name: Colette H. Featherly
Title: Senior Vice President

EXHIBIT A

Exhibit A

Description of Collateral
The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:
All goods, Accounts (including health‑care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (including all Intellectual Property), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts and other Collateral Accounts, all certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and
All Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.
Notwithstanding the foregoing, the Collateral does not include (i) more than 65% of the total combined voting power of all classes of stock entitled to vote the shares of capital stock (the “Shares”) of any Foreign Subsidiary, if Borrower demonstrates to Collateral Agent’s reasonable satisfaction that a pledge of more than sixty five percent (65%) of the Shares of such Subsidiary creates a present and existing adverse tax consequence to Borrower under the U.S. Internal Revenue Code; (ii) any intent to use trademarks, and (iii) any license or contract, in each case if the granting of a Lien in such license or contract is prohibited by or would constitute a default under the agreement governing such license or contract (but (A) only to the extent such prohibition is enforceable under applicable law and (B) other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-408 or 9-409 (or any other Section) of Division 9 of the Code); provided that upon the termination, lapsing or expiration of any such prohibition, such license or contract, as applicable, shall automatically be subject to the security interest granted in favor of Collateral Agent hereunder and become part of the “Collateral.”

EXHIBIT B
Intellectual Property
Please see attached

EXHIBIT B-1
Patents

Regulus Patent
Portfolio July 26, 2018

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***Confidential Treatment Requested

Regulus Patent
Portfolio July 26, 2018

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***Confidential Treatment Requested

Regulus Patent
Portfolio July 26, 2018

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[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]				[…***…]

***Confidential Treatment Requested

Regulus Patent
Portfolio July 26, 2018

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]			[…***…]	[…***…]
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[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Regulus Patent
Portfolio July 26, 2018

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
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[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]			[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]			[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]			[…***…]	[…***…]

***Confidential Treatment Requested

Regulus Patent
Portfolio July 26, 2018

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
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[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]			[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Regulus Patent
Portfolio July 26, 2018

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
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[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]				[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Regulus Patent
Portfolio July 26, 2018

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
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[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Regulus Patent
Portfolio July 26, 2018

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
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[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
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[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]				[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]				[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]			[…***…]	[…***…]

***Confidential Treatment Requested

Regulus Patent
Portfolio July 26, 2018

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]				[…***…]
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[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]			[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]			[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Regulus Patent
Portfolio July 26, 2018

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]			[…***…]	[…***…]
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[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]				[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]				[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]			[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]				[…***…]

***Confidential Treatment Requested

Regulus Patent
Portfolio July 26, 2018

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]			[…***…]	[…***…]
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***Confidential Treatment Requested

Regulus Patent
Portfolio July 26, 2018

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***Confidential Treatment Requested

EXHIBIT B-2
Trademarks

Thursday, April 26, 2018	Trademark List by Trademark	Page: 1

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***Confidential Treatment Requested

Thursday, April 26, 2018	Trademark List by Trademark	Page: 2

Trademark	Matter Number Country	Sub Case Case Type	Status Classes	Application Number/Date	Registration Number/Date

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***Confidential Treatment Requested

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***Confidential Treatment Requested

EXHIBIT B-3
Copyrights
COPYRIGHTS
Registered Copyrights - None

EXHIBIT C

Exhibit C

Compliance Certificate

TO:	OXFORD FINANCE LLC, as Collateral Agent and Lender
FROM:	REGULUS THERAPEUTICS INC.

The undersigned authorized officer (“Officer”) of REGULUS THERAPEUTICS INC. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),
(a)    Borrower is in complete compliance for the period ending _______________ with all required covenants in the Loan Agreement except as noted below;
(b)    There are no Events of Default, except as noted below;
(c)    Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.
(d)    Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports or extensions therefor, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement;
(e)    No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.
Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year‑end audit adjustments as to the interim financial statements.
Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Actual	Complies
1)	Financial statements - balance sheet and income statement	Monthly within 30 days		Yes	No	N/A
2)	Financial statements - cash flow statement	Quarterly within 45 days		Yes	No	N/A

3)	Annual (CPA Audited) statements	Within 120 days after FYE		Yes	No	N/A
4)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (within 45 days of FYE), and when revised		Yes	No	N/A
5)	8‑K, 10‑K and 10‑Q Filings	If applicable, within 5 days of filing		Yes	No	N/A
6)	Compliance Certificate	Monthly within 30 days		Yes	No	N/A
7)	IP Report	When required		Yes	No	N/A
8)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A
9)	Total amount of Borrower’s Subsidiaries’ cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A
10)	Updated Exhibit A to Landlord Waiver	Quarterly within 30 days, and in any month in which new Collateral in excess of $100,000 was delivered to 10614 Science Center Dr., San Diego, California 92121		Yes	No	N/A
11)	Cash Out Date:
12)	Operative Monthly Cash Burn		$________
13)	Past Actual Monthly Cash Burn		$________
14)	Projected Monthly Cash Burn		$________
15)	Projected Trailing Monthly Cash Burn		$________
16)	Cash Out Principal Loan Balance		$________

15)	110% of Cash Out Principal Loan Balance is less than the total amount of Borrower’s cash and cash equivalents at the last day of the measurement period?			Yes	No	N/A

Deposit and Securities Accounts
(Please list all accounts; attach separate sheet if additional space needed)

Institution Name	Account Number	Account Balance as of the date hereof	New Account?	Account Control Agreement in place?

1)	Yes	No	Yes	No
2)	Yes	No	Yes	No
3)	Yes	No	Yes	No
4)	Yes	No	Yes	No

Other Matters

1)	Have there been any changes in management since the last Compliance Certificate?	Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

3)	Have there been any new or pending claims or causes of action against Borrower that involve more than Two Hundred Fifty Thousand Dollars ($250,000.00)?	Yes	No
4)
Have there been any amendments of or other changes to the Borrower’s Operating Documents or any of its Subsidiaries’ Operating Documents? If the Borrower is no longer subject to Securities Exchange Act of 1934, as amended, have there been any material changes to the capitalization of Borrower? If yes, please provide copies of any such amendments or changes to the Operating Documents and capitalization table, as applicable, with this Compliance Certificate.
		Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

REGULUS THERAPEUTICS INC.

By: ______________________
Name: ____________________
Title: _____________________

Date:

LENDER USE ONLY

Received by:		Date:

Verified by:		Date:

Compliance Status:	Yes	No

Exhibit D

Amortization Table

Please see attached.

Oxford Finance LLC
Amortization Table
Regulus AA01
TOTAL

Start Date:	6/22/2016		Disclaimer:
Interest Rate:	8.97885%		THIS IS A STANDARD AMORTIZATION
Term:	47	23 IO + 24 PI	SCHEDULE. IT IS NOT INTENDED TO BE
Payment:	Varies		USED FOR PAYOFF PURPOSES.
Final Payment:	$1,100,000.00	5.50%
Amendment Fee:	$125,000.00
Amount:	20,000,000.00		THIS AMORTIZATION SCHEDULE REPRESENTS A
Interim Interest Days:	9		FLOATING INTEREST RATE LOAN. INTEREST RATE
Interim Interest:	$44,894.25		CHARGED MAY DIFFER FROM RATE PER THIS
			SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT

PMT No.	Payment Date	Beginning Balance	Monthly Payment	Interest	Principal	Ending Balance

	7/1/16		Interim Interest Due			$20,000,000.00
1	8/1/16	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
2	9/1/16	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
3	10/1/16	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
4	11/1/16	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
5	12/1/16	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
6	1/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
7	2/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
8	3/1/17	$20,000,000.00	$139,671.00	$139,671.00	$0.00	$20,000,000.00
9	4/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
10	5/1/17	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
11	6/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
12	7/1/17	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
13	8/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
14	9/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
15	10/1/17	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
16	11/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
17	12/1/17	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
18	1/1/18	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
19	2/1/18	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
20	3/1/18	$20,000,000.00	$139,671.00	$139,671.00	$0.00	$20,000,000.00
21	4/1/18	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
22	5/1/18	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
23	6/1/18	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
24	7/1/18	$20,000,000.00	$982,980.83	$149,647.50	$833,333.33	$19,166,666.67
25	8/1/18	$19,166,666.67	$148,192.59	$148,192.59	$0.00	$19,166,666.67
26	9/1/18	$19,166,666.67	$148,192.59	$148,192.59	$0.00	$19,166,666.67
27	10/1/18	$19,166,666.67	$143,412.19	$143,412.19	$0.00	$19,166,666.67
28	11/1/18	$19,166,666.67	$1,106,525.93	$148,192.59	$958,333.33	$18,208,333.33
29	12/1/18	$18,208,333.33	$1,094,574.91	$136,241.58	$958,333.33	$17,250,000.00
30	1/1/19	$17,250,000.00	$1,091,706.67	$133,373.33	$958,333.33	$16,291,666.67
31	2/1/19	$16,291,666.67	$1,084,297.04	$125,963.70	$958,333.33	$15,333,333.33
32	3/1/19	$15,333,333.33	$1,065,414.43	$107,081.10	$958,333.33	$14,375,000.00
33	4/1/19	$14,375,000.00	$1,069,477.78	$111,144.45	$958,333.33	$13,416,666.67
34	5/1/19	$13,416,666.67	$1,058,721.86	$100,388.53	$958,333.33	$12,458,333.33
35	6/1/19	$12,458,333.33	$1,054,658.52	$96,325.19	$958,333.33	$11,500,000.00
36	7/1/19	$11,500,000.00	$1,044,380.65	$86,047.31	$958,333.33	$10,541,666.67
37	8/1/19	$10,541,666.67	$1,039,839.26	$81,505.93	$958,333.33	$9,583,333.33
38	9/1/19	$9,583,333.33	$1,032,429.63	$74,096.30	$958,333.33	$8,625,000.00
39	10/1/19	$8,625,000.00	$1,022,868.82	$64,535.48	$958,333.33	$7,666,666.67
40	11/1/19	$7,666,666.67	$1,017,610.37	$59,277.04	$958,333.33	$6,708,333.33
41	12/1/19	$6,708,333.33	$1,008,527.60	$50,194.27	$958,333.33	$5,750,000.00
42	1/1/20	$5,750,000.00	$1,002,791.11	$44,457.78	$958,333.33	$4,791,666.67
43	2/1/20	$4,791,666.67	$995,381.48	$37,048.15	$958,333.33	$3,833,333.33
44	3/1/20	$3,833,333.33	$986,059.69	$27,726.36	$958,333.33	$2,875,000.00
45	4/1/20	$2,875,000.00	$980,562.22	$22,228.89	$958,333.33	$1,916,666.67
46	5/1/20	$1,916,666.67	$972,674.55	$14,341.22	$958,333.33	$958,333.33
47	6/1/20	$958,333.33	$965,742.96	$7,409.63	$958,333.33	($0.00)
Final	6/1/20	Final Payment	$1,125,000.00	$1,125,000.00	$0.00

		Totals	$26,733,798.69	$6,733,798.69	$20,000,000.00
Note: Interest rate floats monthly (greater of 1 Month Libor + 8.51% or 8.95%).

8/6/2018

Oxford Finance LLC
Amortization Table
Regulus AA01a
OF ID: 216050

Start Date:	6/22/2016		Disclaimer:
Interest Rate:	8.97885%		THIS IS A STANDARD AMORTIZATION
Term:	47	23 IO + 24 PI	SCHEDULE. IT IS NOT INTENDED TO BE
Payment:	Varies		USED FOR PAYOFF PURPOSES.
Final Payment:	$385,000.00	5.5%
Amendment Fee:	$43,750.00
Amount:	7,000,000.00		THIS AMORTIZATION SCHEDULE REPRESENTS A
Interim Interest Days:	9		FLOATING INTEREST RATE LOAN. INTEREST RATE
Interim Interest:	$15,712.99		CHARGED MAY DIFFER FROM RATE PER THIS
			SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT

PMT No.	Payment Date	Beginning Balance	Monthly Payment	Interest	Principal	Ending Balance

	7/1/2016		Interim Interest Due			$7,000,000.00
1	8/1/2016	$7,000,000.00	$54,122.51	$54,122.51	$—	$7,000,000.00
2	9/1/2016	$7,000,000.00	$54,122.51	$54,122.51	$—	$7,000,000.00
3	10/1/2016	$7,000,000.00	$52,376.63	$52,376.63	$—	$7,000,000.00
4	11/1/2016	$7,000,000.00	$54,122.51	$54,122.51	$—	$7,000,000.00
5	12/1/2016	$7,000,000.00	$52,376.63	$52,376.63	$—	$7,000,000.00
6	1/1/2017	$7,000,000.00	$54,122.51	$54,122.51	$—	$7,000,000.00
7	2/1/2017	$7,000,000.00	$54,122.51	$54,122.51	$—	$7,000,000.00
8	3/1/2017	$7,000,000.00	$48,884.85	$48,884.85	$—	$7,000,000.00
9	4/1/2017	$7,000,000.00	$54,122.51	$54,122.51	$—	$7,000,000.00
10	5/1/2017	$7,000,000.00	$52,376.63	$52,376.63	$—	$7,000,000.00
11	6/1/2017	$7,000,000.00	$54,122.51	$54,122.51	$—	$7,000,000.00
12	7/1/2017	$7,000,000.00	$52,376.63	$52,376.63	$—	$7,000,000.00
13	8/1/2017	$7,000,000.00	$54,122.51	$54,122.51	$—	$7,000,000.00
14	9/1/2017	$7,000,000.00	$54,122.51	$54,122.51	$—	$7,000,000.00
15	10/1/2017	$7,000,000.00	$52,376.63	$52,376.63	$—	$7,000,000.00
16	11/1/2017	$7,000,000.00	$54,122.51	$54,122.51	$—	$7,000,000.00
17	12/1/2017	$7,000,000.00	$52,376.63	$52,376.63	$—	$7,000,000.00
18	1/1/2018	$7,000,000.00	$54,122.51	$54,122.51	$—	$7,000,000.00
19	2/1/2018	$7,000,000.00	$54,122.51	$54,122.51	$—	$7,000,000.00
20	3/1/2018	$7,000,000.00	$48,884.85	$48,884.85	$—	$7,000,000.00
21	4/1/2018	$7,000,000.00	$54,122.51	$54,122.51	$—	$7,000,000.00
22	5/1/2018	$7,000,000.00	$52,376.63	$52,376.63	$—	$7,000,000.00
23	6/1/2018	$7,000,000.00	$54,122.51	$54,122.51	$—	$7,000,000.00
24	7/1/2018	$7,000,000.00	$344,043.29	$52,376.63	$291,666.67	$6,708,333.33
25	8/1/2018	$6,708,333.33	$51,867.41	$51,867.41	$—	$6,708,333.33
26	9/1/2018	$6,708,333.33	$51,867.41	$51,867.41	$—	$6,708,333.33
27	10/1/2018	$6,708,333.33	$50,194.27	$50,194.27	$—	$6,708,333.33
28	11/1/2018	$6,708,333.33	$387,284.07	$51,867.41	$335,416.67	$6,372,916.67
29	12/1/2018	$6,372,916.67	$383,101.22	$47,684.55	$335,416.67	$6,037,500.00
30	1/1/2019	$6,037,500.00	$382,097.33	$46,680.67	$335,416.67	$5,702,083.33
31	2/1/2019	$5,702,083.33	$379,503.96	$44,087.30	$335,416.67	$5,366,666.67
32	3/1/2019	$5,366,666.67	$372,895.05	$37,478.39	$335,416.67	$5,031,250.00
33	4/1/2019	$5,031,250.00	$374,317.22	$38,900.56	$335,416.67	$4,695,833.33
34	5/1/2019	$4,695,833.33	$370,552.65	$35,135.99	$335,416.67	$4,360,416.67
35	6/1/2019	$4,360,416.67	$369,130.48	$33,713.82	$335,416.67	$4,025,000.00
36	7/1/2019	$4,025,000.00	$365,533.23	$30,116.56	$335,416.67	$3,689,583.33
37	8/1/2019	$3,689,583.33	$363,943.74	$28,527.07	$335,416.67	$3,354,166.67
38	9/1/2019	$3,354,166.67	$361,350.37	$25,933.70	$335,416.67	$3,018,750.00
39	10/1/2019	$3,018,750.00	$358,004.09	$22,587.42	$335,416.67	$2,683,333.33
40	11/1/2019	$2,683,333.33	$356,163.63	$20,746.96	$335,416.67	$2,347,916.67
41	12/1/2019	$2,347,916.67	$352,984.66	$17,567.99	$335,416.67	$2,012,500.00
42	1/1/2020	$2,012,500.00	$350,976.89	$15,560.22	$335,416.67	$1,677,083.33
43	2/1/2020	$1,677,083.33	$348,383.52	$12,966.85	$335,416.67	$1,341,666.67
44	3/1/2020	$1,341,666.67	$345,120.89	$9,704.22	$335,416.67	$1,006,250.00
45	4/1/2020	$1,006,250.00	$343,196.78	$7,780.11	$335,416.67	$670,833.33
46	5/1/2020	$670,833.33	$340,436.09	$5,019.43	$335,416.67	$335,416.67
47	6/1/2020	$335,416.67	$338,010.04	$2,593.37	$335,416.67	$—
Final	6/1/2020	Final Payment	$393,750.00	$393,750.00	$—

		Totals	$9,356,829.54	$2,356,829.54	$7,000,000.00
Note: Interest rate floats monthly (greater of 1 Month Libor + 8.51% or 8.95%).

8/6/2018

Oxford Finance LLC
Amortization Table
Regulus AA01b
OF ID: 216051

Start Date:	6/22/2016		Disclaimer:
Interest Rate:	8.97885%		THIS IS A STANDARD AMORTIZATION
Term:	47	23 IO + 24 PI	SCHEDULE. IT IS NOT INTENDED TO BE
Payment:	Varies		USED FOR PAYOFF PURPOSES.
Final Payment:	$275,000.00	5.5%
Amendment Fee:	$31,250.00
Amount:	5,000,000.00		THIS AMORTIZATION SCHEDULE REPRESENTS A
Interim Interest Days:	9		FLOATING INTEREST RATE LOAN. INTEREST RATE
Interim Interest:	$11,223.56		CHARGED MAY DIFFER FROM RATE PER THIS
			SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT

PMT No.	Payment Date	Beginning Balance	Monthly Payment	Interest	Principal	Ending Balance

	7/1/2016		Interim Interest Due			$5,000,000.00
1	8/1/2016	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
2	9/1/2016	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
3	10/1/2016	$5,000,000.00	$37,411.88	$37,411.88	$—	$5,000,000.00
4	11/1/2016	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
5	12/1/2016	$5,000,000.00	$37,411.88	$37,411.88	$—	$5,000,000.00
6	1/1/2017	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
7	2/1/2017	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
8	3/1/2017	$5,000,000.00	$34,917.75	$34,917.75	$—	$5,000,000.00
9	4/1/2017	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
10	5/1/2017	$5,000,000.00	$37,411.88	$37,411.88	$—	$5,000,000.00
11	6/1/2017	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
12	7/1/2017	$5,000,000.00	$37,411.88	$37,411.88	$—	$5,000,000.00
13	8/1/2017	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
14	9/1/2017	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
15	10/1/2017	$5,000,000.00	$37,411.88	$37,411.88	$—	$5,000,000.00
16	11/1/2017	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
17	12/1/2017	$5,000,000.00	$37,411.88	$37,411.88	$—	$5,000,000.00
18	1/1/2018	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
19	2/1/2018	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
20	3/1/2018	$5,000,000.00	$34,917.75	$34,917.75	$—	$5,000,000.00
21	4/1/2018	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
22	5/1/2018	$5,000,000.00	$37,411.88	$37,411.88	$—	$5,000,000.00
23	6/1/2018	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
24	7/1/2018	$5,000,000.00	$245,745.21	$37,411.88	$208,333.33	$4,791,666.67
25	8/1/2018	$4,791,666.67	$37,048.15	$37,048.15	$—	$4,791,666.67
26	9/1/2018	$4,791,666.67	$37,048.15	$37,048.15	$—	$4,791,666.67
27	10/1/2018	$4,791,666.67	$35,853.05	$35,853.05	$—	$4,791,666.67
28	11/1/2018	$4,791,666.67	$276,631.48	$37,048.15	$239,583.33	$4,552,083.33
29	12/1/2018	$4,552,083.33	$273,643.73	$34,060.39	$239,583.33	$4,312,500.00
30	1/1/2019	$4,312,500.00	$272,926.67	$33,343.33	$239,583.33	$4,072,916.67
31	2/1/2019	$4,072,916.67	$271,074.26	$31,490.93	$239,583.33	$3,833,333.33
32	3/1/2019	$3,833,333.33	$266,353.61	$26,770.28	$239,583.33	$3,593,750.00
33	4/1/2019	$3,593,750.00	$267,369.44	$27,786.11	$239,583.33	$3,354,166.67
34	5/1/2019	$3,354,166.67	$264,680.47	$25,097.13	$239,583.33	$3,114,583.33
35	6/1/2019	$3,114,583.33	$263,664.63	$24,081.3	$239,583.33	$2,875,000.00
36	7/1/2019	$2,875,000.00	$261,095.16	$21,511.83	$239,583.33	$2,635,416.67
37	8/1/2019	$2,635,416.67	$259,959.81	$20,376.48	$239,583.33	$2,395,833.33
38	9/1/2019	$2,395,833.33	$258,107.41	$18,524.07	$239,583.33	$2,156,250.00
39	10/1/2019	$2,156,250.00	$255,717.2	$16,133.87	$239,583.33	$1,916,666.67
40	11/1/2019	$1,916,666.67	$254,402.59	$14,819.26	$239,583.33	$1,677,083.33
41	12/1/2019	$1,677,083.33	$252,131.9	$12,548.57	$239,583.33	$1,437,500.00
42	1/1/2020	$1,437,500.00	$250,697.78	$11,114.44	$239,583.33	$1,197,916.67
43	2/1/2020	$1,197,916.67	$248,845.37	$9,262.04	$239,583.33	$958,333.33
44	3/1/2020	$958,333.33	$246,514.92	$6,931.59	$239,583.33	$718,750.00
45	4/1/2020	$718,750.00	$245,140.56	$5,557.22	$239,583.33	$479,166.67
46	5/1/2020	$479,166.67	$243,168.64	$3,585.3	$239,583.33	$239,583.33
47	6/1/2020	$239,583.33	$241,435.74	$1,852.41	$239,583.33	$—
Final	6/1/2020	Final Payment	$281,250.00	$281,250.00	$—

		Totals	$6,683,449.67	$1,683,449.67	$5,000,000.00
Note: Interest rate floats monthly (greater of 1 Month Libor + 8.51% or 8.95%).

8/6/2018

Oxford Finance LLC
Amortization Table
Regulus AA01c
OF ID: 216052

Start Date:	6/22/2016		Disclaimer:
Interest Rate:	8.97885%		THIS IS A STANDARD AMORTIZATION
Term:	47	23 IO + 24 PI	SCHEDULE. IT IS NOT INTENDED TO BE
Payment:	Varies		USED FOR PAYOFF PURPOSES.
Final Payment:	$275,000.00	5.5%
Amendment Fee:	$31,250.00
Amount:	5,000,000.00		THIS AMORTIZATION SCHEDULE REPRESENTS A
Interim Interest Days:	9		FLOATING INTEREST RATE LOAN. INTEREST RATE
Interim Interest:	$11,223.56		CHARGED MAY DIFFER FROM RATE PER THIS
			SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT

PMT No.	Payment Date	Beginning Balance	Monthly Payment	Interest	Principal	Ending Balance

	7/1/2016		Interim Interest Due			$5,000,000.00
1	8/1/2016	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
2	9/1/2016	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
3	10/1/2016	$5,000,000.00	$37,411.88	$37,411.88	$—	$5,000,000.00
4	11/1/2016	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
5	12/1/2016	$5,000,000.00	$37,411.88	$37,411.88	$—	$5,000,000.00
6	1/1/2017	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
7	2/1/2017	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
8	3/1/2017	$5,000,000.00	$34,917.75	$34,917.75	$—	$5,000,000.00
9	4/1/2017	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
10	5/1/2017	$5,000,000.00	$37,411.88	$37,411.88	$—	$5,000,000.00
11	6/1/2017	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
12	7/1/2017	$5,000,000.00	$37,411.88	$37,411.88	$—	$5,000,000.00
13	8/1/2017	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
14	9/1/2017	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
15	10/1/2017	$5,000,000.00	$37,411.88	$37,411.88	$—	$5,000,000.00
16	11/1/2017	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
17	12/1/2017	$5,000,000.00	$37,411.88	$37,411.88	$—	$5,000,000.00
18	1/1/2018	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
19	2/1/2018	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
20	3/1/2018	$5,000,000.00	$34,917.75	$34,917.75	$—	$5,000,000.00
21	4/1/2018	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
22	5/1/2018	$5,000,000.00	$37,411.88	$37,411.88	$—	$5,000,000.00
23	6/1/2018	$5,000,000.00	$38,658.94	$38,658.94	$—	$5,000,000.00
24	7/1/2018	$5,000,000.00	$245,745.21	$37,411.88	$208,333.33	$4,791,666.67
25	8/1/2018	$4,791,666.67	$37,048.15	$37,048.15	$—	$4,791,666.67
26	9/1/2018	$4,791,666.67	$37,048.15	$37,048.15	$—	$4,791,666.67
27	10/1/2018	$4,791,666.67	$35,853.05	$35,853.05	$—	$4,791,666.67
28	11/1/2018	$4,791,666.67	$276,631.48	$37,048.15	$239,583.33	$4,552,083.33
29	12/1/2018	$4,552,083.33	$273,643.73	$34,060.39	$239,583.33	$4,312,500.00
30	1/1/2019	$4,312,500.00	$272,926.67	$33,343.33	$239,583.33	$4,072,916.67
31	2/1/2019	$4,072,916.67	$271,074.26	$31,490.93	$239,583.33	$3,833,333.33
32	3/1/2019	$3,833,333.33	$266,353.61	$26,770.28	$239,583.33	$3,593,750.00
33	4/1/2019	$3,593,750.00	$267,369.44	$27,786.11	$239,583.33	$3,354,166.67
34	5/1/2019	$3,354,166.67	$264,680.47	$25,097.13	$239,583.33	$3,114,583.33
35	6/1/2019	$3,114,583.33	$263,664.63	$24,081.3	$239,583.33	$2,875,000.00
36	7/1/2019	$2,875,000.00	$261,095.16	$21,511.83	$239,583.33	$2,635,416.67
37	8/1/2019	$2,635,416.67	$259,959.81	$20,376.48	$239,583.33	$2,395,833.33
38	9/1/2019	$2,395,833.33	$258,107.41	$18,524.07	$239,583.33	$2,156,250.00
39	10/1/2019	$2,156,250.00	$255,717.2	$16,133.87	$239,583.33	$1,916,666.67
40	11/1/2019	$1,916,666.67	$254,402.59	$14,819.26	$239,583.33	$1,677,083.33
41	12/1/2019	$1,677,083.33	$252,131.9	$12,548.57	$239,583.33	$1,437,500.00
42	1/1/2020	$1,437,500.00	$250,697.78	$11,114.44	$239,583.33	$1,197,916.67
43	2/1/2020	$1,197,916.67	$248,845.37	$9,262.04	$239,583.33	$958,333.33
44	3/1/2020	$958,333.33	$246,514.92	$6,931.59	$239,583.33	$718,750.00
45	4/1/2020	$718,750.00	$245,140.56	$5,557.22	$239,583.33	$479,166.67
46	5/1/2020	$479,166.67	$243,168.64	$3,585.3	$239,583.33	$239,583.33
47	6/1/2020	$239,583.33	$241,435.74	$1,852.41	$239,583.33	$—
Final	6/1/2020	Final Payment	$281,250.00	$281,250.00	$—

		Totals	$6,683,449.67	$1,683,449.67	$5,000,000.00
Note: Interest rate floats monthly (greater of 1 Month Libor + 8.51% or 8.95%).

8/6/2018

Oxford Finance LLC
Amortization Table
Regulus AA01d
OF ID: 216053

Start Date:	6/22/2016		Disclaimer:
Interest Rate:	8.97885%		THIS IS A STANDARD AMORTIZATION
Term:	47	23 IO + 24 PI	SCHEDULE. IT IS NOT INTENDED TO BE
Payment:	Varies		USED FOR PAYOFF PURPOSES.
Final Payment:	$165,000.00	5.5%
Amendment Fee:	$18,750.00
Amount:	3,000,000.00		THIS AMORTIZATION SCHEDULE REPRESENTS A
Interim Interest Days:	9		FLOATING INTEREST RATE LOAN. INTEREST RATE
Interim Interest:	$6,734.14		CHARGED MAY DIFFER FROM RATE PER THIS
			SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT

PMT No.	Payment Date	Beginning Balance	Monthly Payment	Interest	Principal	Ending Balance

	7/1/2016		Interim Interest Due			$3,000,000.00
1	8/1/2016	$3,000,000.00	$23,195.36	$23,195.36	$—	$3,000,000.00
2	9/1/2016	$3,000,000.00	$23,195.36	$23,195.36	$—	$3,000,000.00
3	10/1/2016	$3,000,000.00	$22,447.13	$22,447.13	$—	$3,000,000.00
4	11/1/2016	$3,000,000.00	$23,195.36	$23,195.36	$—	$3,000,000.00
5	12/1/2016	$3,000,000.00	$22,447.13	$22,447.13	$—	$3,000,000.00
6	1/1/2017	$3,000,000.00	$23,195.36	$23,195.36	$—	$3,000,000.00
7	2/1/2017	$3,000,000.00	$23,195.36	$23,195.36	$—	$3,000,000.00
8	3/1/2017	$3,000,000.00	$20,950.65	$20,950.65	$—	$3,000,000.00
9	4/1/2017	$3,000,000.00	$23,195.36	$23,195.36	$—	$3,000,000.00
10	5/1/2017	$3,000,000.00	$22,447.13	$22,447.13	$—	$3,000,000.00
11	6/1/2017	$3,000,000.00	$23,195.36	$23,195.36	$—	$3,000,000.00
12	7/1/2017	$3,000,000.00	$22,447.13	$22,447.13	$—	$3,000,000.00
13	8/1/2017	$3,000,000.00	$23,195.36	$23,195.36	$—	$3,000,000.00
14	9/1/2017	$3,000,000.00	$23,195.36	$23,195.36	$—	$3,000,000.00
15	10/1/2017	$3,000,000.00	$22,447.13	$22,447.13	$—	$3,000,000.00
16	11/1/2017	$3,000,000.00	$23,195.36	$23,195.36	$—	$3,000,000.00
17	12/1/2017	$3,000,000.00	$22,447.13	$22,447.13	$—	$3,000,000.00
18	1/1/2018	$3,000,000.00	$23,195.36	$23,195.36	$—	$3,000,000.00
19	2/1/2018	$3,000,000.00	$23,195.36	$23,195.36	$—	$3,000,000.00
20	3/1/2018	$3,000,000.00	$20,950.65	$20,950.65	$—	$3,000,000.00
21	4/1/2018	$3,000,000.00	$23,195.36	$23,195.36	$—	$3,000,000.00
22	5/1/2018	$3,000,000.00	$22,447.13	$22,447.13	$—	$3,000,000.00
23	6/1/2018	$3,000,000.00	$23,195.36	$23,195.36	$—	$3,000,000.00
24	7/1/2018	$3,000,000.00	$147,447.13	$22,447.13	$125,000	$2,875,000
25	8/1/2018	$2,875,000	$22,228.89	$22,228.89	$—	$2,875,000
26	9/1/2018	$2,875,000	$22,228.89	$22,228.89	$—	$2,875,000
27	10/1/2018	$2,875,000	$21,511.83	$21,511.83	$—	$2,875,000
28	11/1/2018	$2,875,000	$165,978.89	$22,228.89	$143,750	$2,731,250
29	12/1/2018	$2,731,250	$164,186.24	$20,436.24	$143,750	$2,587,500.00
30	1/1/2019	$2,587,500.00	$163,756	$20,006	$143,750	$2,443,750
31	2/1/2019	$2,443,750	$162,644.56	$18,894.56	$143,750	$2,300,000
32	3/1/2019	$2,300,000	$159,812.17	$16,062.17	$143,750	$2,156,250.00
33	4/1/2019	$2,156,250.00	$160,421.67	$16,671.67	$143,750	$2,012,500
34	5/1/2019	$2,012,500	$158,808.28	$15,058.28	$143,750	$1,868,750
35	6/1/2019	$1,868,750	$158,198.78	$14,448.78	$143,750	$1,725,000.00
36	7/1/2019	$1,725,000.00	$156,657.1	$12,907.1	$143,750	$1,581,250
37	8/1/2019	$1,581,250	$155,975.89	$12,225.89	$143,750	$1,437,500
38	9/1/2019	$1,437,500	$154,864.44	$11,114.44	$143,750	$1,293,750.00
39	10/1/2019	$1,293,750.00	$153,430.32	$9,680.32	$143,750	$1,150,000
40	11/1/2019	$1,150,000	$152,641.56	$8,891.56	$143,750	$1,006,250
41	12/1/2019	$1,006,250	$151,279.14	$7,529.14	$143,750	$862,500.00
42	1/1/2020	$862,500.00	$150,418.67	$6,668.67	$143,750	$718,750
43	2/1/2020	$718,750	$149,307.22	$5,557.22	$143,750	$575,000
44	3/1/2020	$575,000	$147,908.95	$4,158.95	$143,750	$431,250.00
45	4/1/2020	$431,250.00	$147,084.33	$3,334.33	$143,750	$287,500
46	5/1/2020	$287,500	$145,901.18	$2,151.18	$143,750	$143,750
47	6/1/2020	$143,750	$144,861.44	$1,111.44	$143,750	$—
Final	6/1/2020	Final Payment	$168,750.00	$168,750.00	$—

		Totals	$4,010,069.8	$1,010,069.8	$3,000,000.00
Note: Interest rate floats monthly (greater of 1 Month Libor + 8.51% or 8.95%).

8/6/2018